INVENTORY, NET	12 Months Ended
Dec. 31, 2017
Inventories [Abstract]
INVENTORY, NET
INVENTORY, NET

(US$ MILLIONS)	2017	2016
Current
Raw materials and consumables	$138	$75
Fuel products (3)	612	—
Work in progress	94	59
RTFO certificates (1)	193	—
Finished goods other (2)	31	95
Carrying amount of inventories	$1,068	$229
____________________________________

(1)
$60 million of RTFO certificates are held for trading and recorded at fair value. There is no externally quoted marketplace for the valuation of RTFO certificates. In order to value these contracts, the partnership has adopted a pricing methodology combining both observable inputs based on market data and assumptions developed internally based on observable market activity.

(2)	Finished goods other inventory is mainly composed of properties acquired in our real estate services business as well as some finished goods inventory in the industrials segment.

(3)	Fuel products are traded in active markets and are purchased with a view to resale in the near future. As a result, stocks of fuel products are recorded at fair value based on quoted market prices.
The increase in inventory from December 31, 2016 is primarily attributable to the acquisitions in our business services segment, which accounts for $804 million of the increase in inventory as at December 31, 2017 compared to December 31, 2016.
Inventories recognized as cost of sales during the year ended December 31, 2017 amounted to $12,701 million (2016: $1,017 million). The amount of inventory written down was as follows:

(US$ MILLIONS)	2017	2016	2015
Inventory obsolescence provision - balance at beginning of year	$9	$14	14
Increase (decrease) in provision due to inventory obsolescence	(5)	(5)	—
Inventory obsolescence provision - balance at end of year	$4	$9	$14